                                                                   EXHIBIT 10.25

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

                                                  AGREEMENT NO. 9705NU0060.02-SL

                                  MAGIC NETWORK
                         PROTOTYPE DEVELOPMENT AGREEMENT


        This agreement ("Agreement") is between Nuance Communications, a California corporation with its principal place of business at 333 Ravenswood Ave., Building 110, Menlo Park, CA 94025 ("Nuance") and General Magic, Inc., a Delaware corporation with its principal place of business at 420 North Mary Ave., Sunnyvale, California ("General Magic"). The effective date of this Agreement shall be March 3, 1997 ("Effective Date").

        Nuance and General Magic have agreed on business terms for the various stages of the development and implementation of the Magic Network service employing Nuance speech recognition as the speech interface. There are four agreed phases: i. Development support and initial trial; ii. [**] user pilot;
iii. [**] user Magic Network deployment; iv. Post-deployment operations beginning January 1, 1999 with an initial end date of December 31, 2001.

1.      PHASE ONE: DEVELOPMENT SUPPORT AND INITIAL TRIAL

     1.1.    Development.

                1.1.1 Scope of Development. Nuance will design and implement the voice interface for the Magic Network prototype application which consists of a C-based application which defines the application callflow ("Voice Interface"). Nuance will also design and implement the recognition grammars which operate in conjunction with the Voice Interface to define the allowable speech input ("Recognition Grammars") for the Magic Network prototype application. Other functions required for the Magic Network prototype application, including information storage and retrieval and fax drivers, will be made available by General Magic via an http server interface. General Magic will provide a linkable C library, built on top of the current http server interface, which contains C wrapper functions that can be used as an interface to the server. The C wrapper function inputs and outputs will be native data structures used by the Magic Network application, meaning that creation and parsing of the http strings will be done within this library.

                1.1.2 Development Schedule and Testing. Nuance projects a total of six weeks required for development and initial testing of the prototype Voice Interface and Recognition Grammars. Five weeks will be targeted as the development period with an additional week for testing and iteration of the prototype Voice Interface and Recognition Grammars by selected Nuance and General Magic employees. The prototype Voice Interface and Recognition Grammars are targeted for delivery on May 16, 1997.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                1.1.3 Development Costs. Nuance will commit appropriate management and development resources for design and implementation of the prototype Voice Interface and Recognition Grammars. The aggregate charge for contracting of development resources will be $[**] per week. General Magic will issue an initial purchase order for six (6) weeks of development resources. A minimum of six (6) weeks of funding, or $[**], is required and payable upon execution of this Agreement subject to prior receipt of an invoice from Nuance for $[**] unless such amount has been previously paid prior to execution of this Agreement. Should development continue beyond six (6) weeks, General Magic will issue purchase orders in one (1) week increments (although multiple weeks may be listed in a single purchase order) and Nuance will invoice General Magic weekly upon completion of each week's development work. Subject to receipt of Nuance's invoices, General Magic will pay Nuance's development work invoices within thirty (30) days of the end of each weekly development period described in a General Magic purchase order. General Magic may terminate development by written notice any time, subject to payment for all development resources time spent to date.

        1.2. Initial Trial. A total of 200 users will be targeted for the initial Magic Network prototype trial of the prototype Voice Interface and Recognition Grammars. The Voice Interface will include a logon sequence, with users providing some means of identification (i.e. name, account number) and a PIN for security (voice and touch-tone supported for digit entry). Once logged in, users can retrieve voice mail and e-mail messages as well as calendar and contact information (PIM). The prototype Voice Interface application will include retrieval functions only, users will not be able to send voice messages or enter contact or calendar information. Functions for messaging include List
(Scan), Play, and Delete. Functions for PIM include List Contacts, Read Information and Fax Information. Text-to-speech will be used to read e-mail messages. The text-to-speech for e-mail messages will be pre-processed and available to Nuance as audio files for use within the prototype Voice Interface and Recognition Grammars. Subsequently, as an alternative, General Magic may, in its discretion, provide a real-time text-to-speech capability as a resource.

        1.3. Purchase of Server Licenses. General Magic will purchase [**] run-time server software licenses for the Nuance voice recognition engine [**] to support the initial 200-user Magic Network prototype trial and subsequent [**] user service trial currently scheduled for August, 1997. The total software license fee for the [**] server licenses shall be $[**]. $[**] is payable on execution of this Agreement with the remaining $[**] due on or before July 1, 1997. The Nuance voice recognition engine server software (referred to as the "Program" in the Software License Agreement) is licensed to General Magic under the terms of the software license as specified in Exhibit A ("Software License and Support Agreement") and such license is applicable to the Magic Network service system which will ultimately be used for deployment; the terms of such software license agreement shall not change the license fees or payment terms set forth herein. All orders for server software licenses hereunder are non-cancelable, and sums, once paid, are non-refundable.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2.      PHASE TWO: [**]-USER PILOT

        Following the initial 200-user trial, General Magic will develop a Phase Two pilot for the Magic Network service incorporating the Voice Interface and Recognition Grammars configured for a total of [**] users. General Magic will have use of the [**] server licenses purchased under the terms of Section 1.3 ("Purchase of Server Licenses") to support the Phase Two [**]-user trial. In addition, Nuance will grant General Magic up to [**] additional server licenses for use in support of the Phase Two pilot on an as-needed, no-charge, temporary basis. Such [**] additional server licenses will be "loaned" at no charge as described herein through December 31, 1997.

3.      PHASE THREE: 100,000- USER MAGIC NETWORK DEPLOYMENT

        When General Magic makes a commitment, in its sole discretion, to deploy the Magic Network service, a Phase Three purchase order will be issued by General Magic to Nuance for the total number of Nuance voice recognition engine server software licenses required to support [**] users. This Phase Three purchase order, if any, for the applicable number of licenses as determined by General Magic, will be delivered to Nuance on or before December 31, 1997. Upon delivery of such Phase Three purchase order by General Magic to Nuance, such purchase order is non-cancelable and the license fees due thereunder are non-refundable. The total number of licenses is currently estimated at [**] but is subject to change by General Magic depending on trial results. At a minimum, General Magic will pay 25% of the total license fees due under the Phase Three purchase order on or before March 31, 1998 and will pay the remaining 75% of the license fees due under the Phase Three purchase order on or before June 30, 1998. The discount applied to server licenses ordered for the [**]-user system shall be [**]% off the then-current Nuance list price as of the date the Phase Three purchase order is placed.

4.      PHASE FOUR: POST-DEPLOYMENT OPERATIONS

        4.1. Purchase of Server Licenses. During the term of this Agreement, General Magic shall receive a [**]% discount off the then-current Nuance list price for any server licenses purchased for the Magic Network service in order to serve a subscriber base of more than [**] users. Payment terms for any Nuance voice recognition engine server software licenses ordered by General Magic other than under the Phase Three purchase order shall be Net 30 days from the date of the invoice.

        4.2. Revenue Participation. Nuance will also share in the revenue generated from the Magic Network service. Nuance shall receive a royalty of $[**] the Magic Network service. The royalty will be in effect and apply to the Magic Network service subscriber base beginning on January 1, 1999 and will continue up through and including December 31, 2001. Such royalty will be due thirty (30) days after the last day of each month and will be based on [**] to the Magic Network service as tallied on the last day of each month.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        4.3. Audit. Nuance may, at Nuance's expense and not more than once annually, audit General Magic's books and records relevant to the royalties due under Section 4.2 ("Revenue Participation"). Any such audit shall be conducted by an independent accounting firm selected by Nuance and shall be conducted during General Magic's regular business hours and shall not unreasonably interfere with General Magic's business activities. If such an audit reveals that General Magic has underpaid royalties to Nuance, General Magic shall be invoiced for the underpaid royalties.

        4.4. Technical Support. Nuance will make technical support for the voice recognition engine software, the Voice Interface and the Recognition Grammars available to General Magic under the support terms in Exhibit A ("Software License and Support Agreement") and the Technical Support Policy in Attachment A-2. General Magic agrees to purchase such technical support during the initial term of this Agreement on an annual basis for the voice recognition engine software and on an as needed, time and materials basis (billed at Nuance's then current standard rate) for the Voice Interface and Recognition Grammars. The annual technical support fee for the voice recognition engine software will be payable annually in advance on the Effective Date and thereafter on the Support Period Anniversary (as defined below). The technical support fee will be calculated as [**] percent ([**]%) of the server license fee actually invoiced to General Magic (net price) for each copy of the voice recognition engine server software for which General Magic has purchased a license and which is in use in the Magic Network on the Effective Date of this Agreement and thereafter on each Support Period Anniversary (as defined below). Nuance will prepare and issue an appropriate invoice for each successive one-year period ("Support Period"), starting as of the Effective Date and on each anniversary of the Effective Date ("Support Period Anniversary") thereafter. As each new copy of the voice recognition engine server software is licensed from Nuance and put into use in the Magic Network, Nuance will issue an invoice for the technical support fee applicable to each such copy of the voice recognition engine server software, pro rated to include only the months remaining in the then-current Support Period.

5.      SOFTWARE LICENSES AND PROPRIETARY RIGHTS

        5.1. Software Licenses. The server software for the Nuance voice recognition engine will be licensed to General Magic under the terms of the software license in Exhibit A ("Software License and Support Agreement").

        5.2. Acceptance of the Voice Interface and Recognition Grammars. Nuance will deliver the Voice Interface and Recognition Grammars as developed by Nuance hereunder in accordance with the mutually agreed upon schedule. Within thirty (30) days of delivery of the Voice Interface and Recognition Grammars, General Magic will review and accept or reject (with a written statement of errors) the Voice Interface and Recognition Grammars based on the written requirements mutually agreed upon by Nuance and General Magic in Exhibit B ("Acceptance Requirements"). The parties will mutually agree upon and add acceptance testing procedures to Exhibit B ("Acceptance Requirements") by amendment, within a reasonable period of time after the Effective Date but at least prior to the beginning of the thirty (30) day acceptance period. General Magic's deployment of the Voice Interface and Recognition Grammars in the initial 200-user trial shall be deemed acceptance of the Voice Interface and Recognition Grammars by General Magic.

        5.3. Assignment of the Voice Interface. Nuance hereby assigns all right, title and interest in the Voice Interface developed by Nuance hereunder including all patent, copyright, trade secret and trademark rights to General Magic.


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Nuance agrees to perform all acts deemed necessary or desirable by General
Magic to permit and assist General Magic, at General Magic's expense, in perfecting and enforcing its rights in the Voice Interface throughout the world. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in the registration and enforcement, including litigation, of applicable intellectual property rights or other legal proceedings.

        5.4. Ownership. General Magic shall retain all right, title and interest in the Voice Interface, including patent, copyright, trade secret, and trademark rights. Nuance does not acquire any rights, express or implied, in the Voice Interface. Nuance shall retain all right, title and interest in the Recognition Grammars, including patent, copyright, trade secret and trademark rights. Except as licensed hereunder, General Magic does not acquire any rights, express or implied, in the Recognition Grammars.

        5.5. License to the Recognition Grammars. Nuance hereby grants to General Magic a worldwide, nonexclusive, perpetual, irrevocable, royalty-free license to reproduce, modify, distribute, display and perform the Recognition Grammars in conjunction with the Magic Network service.

        5.6. Warranty of Title. Nuance represents and warrants (i) that the Voice Interface and Recognition Grammars are original works of authorship and were created solely by Nuance, (ii) that the Voice Interface and Recognition Grammars and the intellectual property rights associated with such applications are free and clear of all encumbrances, including, without limitation, security interests, licenses, liens, charges or other restrictions, and (iii) that use, reproduction, distribution, or modification of the Voice Interface and Recognition Grammars does not and will not violate the rights of any third party including, but not limited to, trade secrets, copyrights and, to the best of Nuance's knowledge, patents.

        5.7. Source Code. Upon acceptance of the Voice Interface and Recognition Grammars by General Magic, Nuance will deliver a complete copy of the source code for the Voice Interface and Recognition Grammars, including all programmer's comments and any proprietary tools, in object code, necessary to compile the Voice Interface and Recognition Grammars source code as well as any related information necessary to support the source code.

        5.8. Similar Software. General Magic acknowledges that Nuance may be requested to develop software with functions that are similar to the Voice Interface and/or the Recognition Grammars and agrees that nothing in this Agreement is intended to prohibit Nuance from independently developing such similar software so long as Nuance does not copy the Voice Interface code and does not incorporate any of General Magic's Confidential Information.

        5.9 Support Software. In order to support the functionality required by the Magic Network Service, Nuance may develop additional software ("Support Software") which works in conjunction with the voice recognition engine software (examples include automatic pronunciation generation, text-to-speech integration and call statistics). Such Support Software will be licensed to General Magic as part of the voice recognition engine software according to the terms in Exhibit
A. Nuance shall retain all right, title and interest in the Support Software, including patent, copyright, trade secret and trademark rights. Except as licensed hereunder, General Magic does not acquire any rights, express or implied, in the Support Software.

        5.10. Cellular Recognition Performance. Recognition Accuracy over cellular channels is important to consumer acceptance of the Magic Network Service. In one study of recognition performance on 8-digit strings, the word error rate over landline channels was [**]%, AMPS-[**]%, CDMA-[**]%, and TDMA-[**]% (stationary handset for all cases). Nuance will apply its best efforts to achieve equal or better accuracy in its product releases to General Magic in addition to providing a product which performs well over GSM channels (no tests performed to date).

6.      WARRANTIES AND DISCLAIMERS

        6.1. Warranty. Nuance warrants that for a period of ninety (90) days from the Effective Date, the Voice Interface and Recognition Grammars as delivered to and accepted by General Magic and without modification by General Magic will perform the functions required by the acceptance requirements set forth in Exhibit B ("Acceptance Requirements"). The foregoing warranty will not be applicable to versions of the Voice Interface or Recognition Grammars which have been modified by General Magic. Nuance does not warrant that the Voice Interface and Recognition Grammars will operate in the combinations which General Magic may select for use, that the operation of the Voice Interface and Recognition Grammars will be uninterrupted or error-free, or that all the Voice Interface and Recognition Grammars errors will be corrected.

        6.2. Services. Nuance warrants that its technical support services will be performed consistent with generally accepted industry standards. This warranty shall be valid for ninety (90) days from performance of service.

        6.3. Limitations. The warranties above are exclusive and in lieu of all other warranties, whether express or implied, including the implied warranties of merchantability and fitness for a particular purpose.

        6.4. Exclusive Remedies. For any breach of the warranties contained above, General Magic's exclusive remedy, and Nuance's entire liability, shall be:

                (a) For the Voice Interface. The correction of Voice Interface and/or Recognition Grammars errors which are reproducible in the unmodified versions of the Voice Interface and/or Recognition Grammars that cause the Voice Interface and/or Recognition Grammars not to perform the functions required by the Acceptance Requirements, or if Nuance is unable to make the Voice Interface and/or Recognition Grammars perform as warranted, General Magic shall be entitled to terminate the use of the Voice Interface and/or Recognition Grammars in its sole discretion and recover the fees paid for the Voice Interface and/or Recognition Grammars.

                (b) For Services. The re-performance of the technical support services, or if Nuance is unable to perform the services as warranted, General Magic shall be entitled to recover the fees paid to Nuance for the deficient services.

7.      LIMITATION OF LIABILITY

        In no event shall either party be liable to the other for any special, indirect, incidental, or consequential damages, or damages for loss of profits, savings, revenue, use, damaged files or data, or business interruption, incurred by either party or any third party, which may arise in connection with this Agreement or the use and support of the Voice Interface and/or Recognition Grammars regardless of whether such claims are based or remedies are sought in contract or tort, even if the other party has been advised of the possibility of such damages. Under no circumstances shall Nuance's liability exceed [**].

8.      INDEMNITY


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        Nuance will defend and indemnify General Magic against a claim that the unmodified Voice Interface and/or Recognition Grammars furnished and used within the scope of this Agreement infringe a copyright, patent, or trademark, provided that: (a) General Magic notifies Nuance of such claim in writing within thirty
(30) days of the claim; (b) at Nuance's expense, Nuance has sole control of the defense and all related settlement negotiations, and (c) General Magic provides Nuance with a reasonable assistance, information, and authority necessary to perform Nuance's obligations under this Section 8 ("Indemnity"). Nuance shall have no liability for any claim of infringement based on use of a superseded or altered release of the Voice Interface and/or Recognition Grammars or the use of the Voice Interface and/or Recognition Grammars in combination with other hardware or software if the infringement would have been avoided by the use of a current, unaltered release of the Voice Interface and/or Recognition Grammars that Nuance provides to General Magic, or in combination with different hardware or software, or to the extent such use is possible, use without any combination. In the event the Voice Interface and/or Recognition Grammars are held or are believed by Nuance to infringe, Nuance shall have the option, at its expense, to
(a) modify the Voice Interface and/or Recognition Grammars to be noninfringing;
(b) procure for General Magic a license to continue using the Voice Interface and/or Recognition Grammars; or if it is not commercially reasonable for Nuance to perform (a) or (b), (c) General Magic may, in its sole discretion, terminate the use of the Voice Interface and/or Recognition Grammars and receive a refund of the fees paid for the Voice Interface and/or Recognition Grammars. This Section states Nuance's entire liability and General Magic's exclusive remedy for infringement.

9.      TAXES

        Fees hereunder do not include local, state, or federal sales, use, property, value-added, or other taxes based on the licenses and services provided under this Agreement or General Magic's use thereof. General Magic agrees to pay all such taxes as may be imposed upon Nuance or General Magic. General Magic shall be invoiced for such taxes if Nuance is required to pay them on General Magic's behalf. This provision shall not apply to taxes based on Nuance's income.

10.     CONFIDENTIAL INFORMATION

        10.1. Obligations. By virtue of this Agreement, the parties may have access to information that is confidential to one another ("Confidential Information"). Confidential Information shall include the disclosing party's business strategies, technical information related to the Magic Network service in the case of General Magic, source code for all software delivered by Nuance hereunder, customer information, the terms of this Agreement and pricing under this Agreement, and in addition, all information clearly identified as confidential if disclosed in writing (or visually) or in the case of verbal disclosure, identified as such at the time of disclosure. The obligations of confidentiality described herein shall be applicable during the term of this Agreement and for a period of ten years after the termination of this Agreement. The parties agree that, unless required by law, they will not make each other's Confidential Information available in any form to any third party or use each other's Confidential Information for any purpose other than the implementation of this Agreement. Notwithstanding the foregoing, General Magic may disclose certain Confidential Information to third parties as necessary to display the Magic Network so long as such disclosure is under an obligation of confidentiality and so long as General Magic obtains Nuance's prior written consent, which consent will not be unreasonably withheld. Each party agrees to take all reasonable steps using at a minimum the same degree of care as is used for its own Confidential Information to ensure that Confidential Information is not disclosed or distributed by its employees or agents in violation of the terms of this Agreement.

        10.2. Exception. A party's Confidential Information shall not include information that: (a) is or becomes a part of the public domain through no act or omission of the other party; (b) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; (c) is lawfully disclosed to the other party by a third party without restrictions on disclosure; or (d) is independently developed by the other party.

11.     TERM

        The initial term of this Agreement shall commence on the Effective Date and shall terminate on December 31, 2001. Thereafter, the Agreement will automatically renew for successive one (1) year renewal terms unless either party sends a notice of termination at least thirty (30) days prior to the last day of the initial term or any renewal period.

12.     ASSIGNMENT

        Except in the case of a merger, acquisition or sale of all or substantially all of the assets of a party, neither party may assign this Agreement without the other party's prior written consent. Any attempt to do so without that consent will be void. This Agreement will bind and inure to the benefit of the parties and their respective successors and permitted assigns.

13.     TERMINATION

        Either party may terminate this Agreement for a material breach by the other party upon thirty (30) days written notice and opportunity to cure during the notice period. General Magic may terminate this Agreement at any time for its convenience, subject to the obligation to pay for all development work, license fees and royalties that have accrued and/or are due and owing as of the date of termination.

14.     EXPORT

        General Magic agrees to comply fully with all relevant export laws and regulations of the United States ("Export Laws") to assure that neither the Voice Interface and/or Recognition Grammars nor any direct product thereof are
(a) exported, directly or indirectly, in violation of Export Laws; or (b) intended to be used for any purposes prohibited by the Export laws, including, without limitation, nuclear, chemical, or biological weapons proliferation.

15.     NOTICE

        All notices under this Agreement, including notices of address change, shall be in writing and shall be deemed to have been given when sent by registered mail, return receipt requested, to the first address listed above.

16.     LEGAL EXPENSES

        In the event legal action is taken by either party to enforce this Agreement, all costs and expenses, including reasonable attorney's fees incurred by the prevailing party, shall be paid by the other party.

17.     SEVERABILITY

        If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, unenforceable, or in conflict with any law of a federal, state, or local government, the validity of the remaining portions or provisions shall remain in full force and effect.

18.     GOVERNING LAW

        This Agreement shall be construed and enforced according to the laws of the State of California.

19.     RELATIONSHIP OF THE PARTIES

        The relationship of the parties is that of independent contractors. No one party is the agent of the other and neither party is authorized to act on behalf of the other party.

20.     WAIVER

        The waiver by either party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach. Except for actions of non-payment or breach of either party's proprietary rights, no action, regardless of form, arising out of this Agreement may be brought by either party more than one year after the cause of action has accrued.

21.     ENTIRE AGREEMENT

        This Agreement contains all the agreements, representations, and understandings of the parties hereto and supersedes any previous understandings, commitments, or agreements, oral or written, with respect to the subject matter of this Agreement. It is expressly agreed that all terms of any General Magic purchase order or other ordering document shall be superseded by the terms of this Agreement. This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of each party; no other act shall be deemed to amend or modify this Agreement.

        IN WITNESS WHEREOF, the authorized representatives of the parties have executed this Agreement below.

Nuance Communications                   General Magic

By: /s/ BRUCE DOUGHERTY                 By: /s/ KEVIN J. SURACE
   --------------------------------        -------------------------------------
   (signature)                             (signature)

    Bruce Dougherty                         Kevin J. Surace
   --------------------------------        -------------------------------------
   (name)                                  (name)

   Vice President                           VP & GM
   --------------------------------        -------------------------------------
   (title)                                 (title)

Date: May 14, 1997                      Date: May 14, 1997
     ------------------------------          -----------------------------------

                                    EXHIBIT A

                     SOFTWARE LICENSE AND SUPPORT AGREEMENT

This agreement ("Agreement") is Exhibit A to the Magic Network Prototype Development Agreement ("Development Agreement") and is between Nuance Communications, a California corporation with its principal place of business at 333 Ravenswood Ave., Building 110, Menlo Park, California 94025 ("Nuance") and General Magic, Inc. a Delaware corporation with its principal place of business at 420 North Mary Ave., Sunnyvale California ("Customer"). The terms of this Agreement shall apply to each Program license granted and to all services provided by Nuance under this Agreement. When completed and executed by both parties, an Order Form shall evidence the Program licenses granted and the services that are to be provided.

I.      DEFINITIONS

1.1 "PROGRAM(S)" shall mean the software programs delivered by Nuance to Customer consisting of computer programs owned or distributed by Nuance in object code form, data files, Documentation, and Updates.

1.2 "DOCUMENTATION" shall mean all program guides and user documentation for use of the software provided with the Programs.

1.3 "SUPPORTED PROGRAM LICENSE(S)" shall mean any Program licenses for which Customer has purchased Technical Support for the relevant time period. "TECHNICAL SUPPORT" shall mean Program support provided under Nuance's technical support policy attached hereto as Attachment A-2 ("Technical Support Policy").

1.4 "UPDATE(S)" shall mean any bug fixes, patches, modifications, new releases and enhancements to the Programs as may be generally made available for Supported Program Licenses at no additional charge, other than media and handling charges. Updates shall not include any releases, options, or future products which Nuance licenses separately.

1.5 "LOCATION(S)" shall mean the initial Customer location(s) specified on the applicable Order Form and any location, whether owned or leased by Customer or a third party under agreement with Customer where Customer may locate the Programs in the future, so long as Customer will provide Nuance with a written identification of all such locations upon Nuance's request from time to time.

1.6 "RECOGNITION SYSTEM(S)" shall mean the computer/operating system/IVR combination(s) designated on the applicable Order Form. Unless otherwise specified on the Order Form, each Program copy made from the Master Copy may be installed on only one (1) computer at a time.

1.7 "ORDER FORM" shall mean the document in the form attached hereto as Attachment A-1 ("Order Form") by which Customer orders Program licenses and services from Nuance, and which is agreed to by the parties. The Order Form shall reference the Effective Date of this Agreement.

1.8 "COMMENCEMENT DATE" shall mean the date on which the Programs are shipped by Nuance to Customer, or, if no delivery is necessary, the Effective Date of the relevant Order Form.

1.9 "MASTER COPY" shall mean the original copy of the Program delivered to Customer as a reproducible master copy.

1.10 "LICENSE KEY" shall mean a CPU-specific password key provided by Nuance to Customer to activate the Program copy made from the Master Copy for which Customer has paid the applicable license fee to Nuance.

II.     LICENSED PROGRAM LICENSE

2.1     RIGHTS GRANTED

        A.      In consideration for the payment of royalties as set forth in
                Section 4.2 ("Revenue Participation") of the Development Agreement and the Program license fees paid hereunder, Nuance grants to Customer and Customer accepts a non-exclusive, non-transferable license to use the Programs and any Updates Customer obtains under this Agreement, as follows:

                i. to use the Programs solely for Customer's own internal business operations and Customer's Magic Network (which is publicly available) on the Recognition Systems or on a backup system at the Location(s). The Magic Network will be used by customers and subscribers in accordance with General Magic's then-current commercial terms applicable to the Magic Network service. Customer shall not have the right to manufacture, sell, or otherwise commercially exploit, except in support of Customer's own internal business operations and Customer's Magic Network (which is publicly available), any product, system, or service based in whole or in part on the Programs. Nuance acknowledges that Customer may use third parties to operate certain Locations and/or Recognition Systems, however, Customer will not resell or sublicense the Programs;

                ii. to use the Documentation provided with the Programs in support of Customer's authorized use of the Programs;

                iii. to copy the Master Copy to make copies of the Program subject to payment of license fees and to copy the Programs for archival or backup purposes; no other copies shall be made without Nuance's prior written consent. Customer may use an archival copy of each copy of the Programs on a single backup Recognition System if the production Recognition System for which each copy of the Program was acquired is rendered inoperable. Nuance agrees to promptly provide the necessary License Key to enable use of the archival copy in such case. Under no circumstances shall Customer use the Programs on the production Recognition System and the backup Recognition System simultaneously. Customer agrees not to alter, change, or remove from the Programs any identifications, including copyright and trademark notices, and further agrees to place such markings on any copies of the Programs. All archival and backup copies of the Programs are subject to the terms of this Agreement.

                Customer shall not copy or use the Programs (including the Documentation) except as otherwise specified in this Agreement.

        B. Nuance shall retain all right, title and interest in the Programs, including copyright, trade secret, and trademark rights. Except as otherwise expressly stated in this Agreement, Customer does not acquire any rights, express or implied, in the Programs.

        C. Customer shall not cause or permit the reverse engineering, decompilation, disassembly or other translation of the Programs.

        D. Upon Nuance's prior written consent and subject to obtaining the necessary License Key for operation on the new Recognition System, Customer may transfer the license previously paid for by Customer to another Recognition System within the Magic Network, further subject to payment of any upgrade fee to cover the difference in license fees between the prior and the new Recognition System. Such transfer shall be subject to Nuance's transfer fees and policies in effect at the time at the transfer, provided, Nuance will not charge a transfer fee for installation of an archival copy as described in Section II, 2-1(A)(iii).

        E. Customer shall have the right to allow its third party agents, suppliers, and customers to use the Programs for Customer's internal business purposes and Customer's Magic Network, provided Customer's use and such third party agent, supplier and customer use is in accordance with the terms of this Agreement.

2.2 ACCEPTANCE. Customer shall be deemed to have accepted the Programs on the Commencement Date. If Customer is granted a right to copy the Programs, all copies shall be deemed accepted upon acceptance of the Master Copy.

2.3 ASSIGNMENT. Except in the case of a merger, acquisition or sale of all or substantially all of the assets of a party, neither party may assign this Agreement without the other party's prior written consent. Any attempt to do so without that consent will be void. This Agreement will bind and inure to the benefit of the parties and their respective successors and permitted assignees.

2.4 VERIFICATION. On Nuance's written request, not more frequently than annually, Customer shall provide to Nuance a signed certification (a) verifying the Programs are being used in accordance with the terms of this Agreement, including any use limitations; and (b) listing the locations and type(s) of the Recognition System(s) on which the Programs are run.

        Nuance may, at Nuance's expense and not more than once annually, audit Customer's use of the Programs subject to obligations of confidentiality. Any such audit shall be conducted during business hours and shall not unreasonably interfere with Customer's business activities and shall be limited to records necessary to determine whether all license fees due have been paid. If such an audit reveals that Customer has underpaid fees to Nuance, Customer shall be invoiced for the underpaid fees based upon Nuance's commercial price list in effect at the time of the audit.

III.    TECHNICAL SUPPORT SERVICES

Technical Support services ordered by Customer will be provided under Nuance's Technical Support policy, as applicable, in effect on the date Technical Support is ordered. The Technical Support Policy in effect as of the Effective Date of this Agreement is attached hereto as Attachment A-2 ("Technical Support Policy"). Technical Support shall be charged for at the fees stated in the Development Agreement. Additional telephone support services, on-site support, assistance in developing the best uses of the Programs, and other improvements may be obtained from Nuance under a separate agreement and for additional fees. For any on-site services requested by Customer, Customer shall reimburse Nuance for actual, reasonable travel and out-of-pocket expenses incurred.

IV.     TERM AND TERMINATION

4.1 TERM. If not otherwise specified on the Order Form as to a specific Program license, each Program license granted hereunder and this Agreement shall remain in effect in perpetuity, unless otherwise terminated as set forth below.

4.2 TERMINATION BY CUSTOMER. Customer may terminate any Program license or this Agreement at any time upon written notice to Nuance.

4.3 TERMINATION BY NUANCE. Nuance may terminate this Agreement upon written notice if Customer materially breaches this Agreement and fails to correct such breach within thirty (30) days of written notice specifying the breach. Nuance may terminate the license to any Program copy if Customer is in breach of its payment obligation as to the applicable license fee and fails to cure as described above.

4.4 EFFECT OF TERMINATION. Termination of this Agreement or any Program license by either party shall not limit either party from pursuing any other remedies available to it, including injunctive relief, nor shall such termination release Customer from any obligation to pay all fees that have accrued or that Customer has agreed to pay under any Order Form under this Agreement up to the date of termination. The parties' rights and obligations under Sections 2.1.B, 2.1.C, 2.3, and Articles IV, V, VI, VII, and VIII shall survive termination of this Agreement.

4.5 AFTER TERMINATION. If a license granted under this Agreement expires or otherwise terminates, Customer shall (a) cease using the applicable Programs, and (b) certify to Nuance within thirty (30) days of expiration or termination that Customer has destroyed or returned to Nuance the Programs and all copies thereof remaining in Customer's possession. This requirement applies to copies in all forms, partial and complete, in all types of media and computer memory, and whether or not modified or merged into other materials.

V.      WARRANTIES AND LIMITATION OF LIABILITY

5.1     WARRANTIES AND DISCLAIMERS

        A.      Program License. Nuance warrants that for a period of ninety
                (90) days from the Commencement Date each unmodified Program will perform the functions described in the Documentation. Nuance does not warrant that the Programs will meet Customer's requirements, that the Programs will operate in the combinations which Customer may select for use, that the operation of a Program will be uninterrupted or error-free, or that all Program errors will be corrected.

        B. Media. Nuance warrants the tapes, diskettes, or other media to be free of defects in materials and workmanship under normal use for ninety (90) days from the Commencement Date.

        C. Services. Nuance warrants that its Technical Support services will be performed consistent with generally accepted industry standards. This warranty shall be valid for ninety (90) days from performance of service.

        D. LIMITATIONS. THE WARRANTIES ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. PRE-PRODUCTION RELEASES OF PROGRAMS ARE DISTRIBUTED "AS-IS" WITHOUT WARRANTY.

5.2     EXCLUSIVE REMEDIES. For any breach of the warranties contained in
        Section 5.1 above, Customer's exclusive remedy, and Nuance's entire liability, shall be:

        A. For Programs. The correction of Program errors that cause breach of the warranty, or if Nuance is unable to make the Program work as warranted, Customer shall be entitled to terminate the Program license and recover the fees paid for the Program license or Update, as applicable.

        B. For Media. The replacement of defective media returned to Nuance within ninety (90) days of the Commencement Date.

        C. For Services. The performance of the Technical Support services, or if Nuance is unable to perform the services as warranted, Customer shall be entitled to recover the fees paid to Nuance for the deficient services.

5.3 LIMITATION OF LIABILITY. In no event shall either party be liable to the other for any special, indirect, incidental, or consequential damages, or damages for loss of profits, savings, revenue, use, damaged files or data, or business interruption, incurred by either party or any third party, which may arise in connection with this Agreement or the use and support of the Programs, regardless of whether such claims are based or remedies are sought in contract or tort, even if the other party has been advised of the possibility of such damages. Under no circumstances shall Nuance's liability exceed the [**].

VI.     INFRINGEMENT INDEMNITY

Nuance will defend and indemnify Customer against a claim that Programs furnished and used within the scope of this Agreement infringe a copyright, patent, or trademark, provided that: (a) Customer notifies Nuance of such claim in writing within thirty (30) days of the claim; (b) at Nuance's expense, Nuance has sole control of the defense and all related settlement negotiations; and (c) Customer provides Nuance with the reasonable assistance at Nuance's expense, information, and authority necessary to perform Nuance's obligations under this Article. Nuance shall have no liability for any claim of infringement based on use of a superseded or altered release of the Programs or the use of the Programs in combination with other hardware or software if the infringement would have been avoided by the use of a current, unaltered release of the Programs that Nuance provides to Customer, or in combination with different hardware or software, or to the extent such use is possible, use without any combination.

In the event the Programs are held or are believed by Nuance to infringe, Nuance shall have the option, at its expense, to (a) modify the Programs to be noninfringing; (b) procure for Customer a license to continue using the Programs; or, if it is not commercially reasonable for Nuance to perform (a) or
(b), (c) terminate the license for the infringing Programs and refund the license fees paid for those Programs. This Article VI states Nuance's entire liability and Customer's exclusive remedy for infringement.

VII.    PAYMENT OF FEES

All fees hereunder shall be due and payable net thirty (30) days of the date of invoice. All Technical Support fees shall be payable annually in advance, and in accordance with the terms of Section 4.4 ("Technical Support") of the Agreement. Any amounts payable by Customer hereunder which remain unpaid after the due date shall be subject to late penalty fees equal to 1.5% per month from the due date until such amount is paid. Customer agrees to pay applicable media and shipping charges. Customer shall issue to Nuance a purchase order or other document acceptable to Nuance on or before the effective date of the applicable Order Form.

Fees hereunder do not include local, state, or federal sales, use, property, value-added, or other taxes based on the licenses and services provided under this Agreement or Customer's use thereof. Customer agrees to pay all such taxes as may be imposed upon Nuance or Customer. Customer shall be invoiced for such taxes if Nuance is required to pay them on Customer's behalf. This provision shall not apply to taxes based on Nuance's income.

VIII.   OTHER

8.1 CONFIDENTIAL INFORMATION. By virtue of this Agreement, the parties may have access to information that is confidential to one another ("Confidential Information"). Confidential Information shall be limited to the Programs, the terms and pricing under this Agreement, and all information clearly identified as confidential.

        A party's Confidential Information shall not include information that:
        (a) is or becomes a part of the public domain through no act or omission of the other party; (b) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; (c) is lawfully disclosed to the other party by a third party without restriction on disclosure; or (d) is independently developed by the other party. Customer shall not disclose the results of any benchmark tests of the Programs to any third party without Nuance's prior written approval.

        The parties agree to hold each other's Confidential Information in confidence during the term of this Agreement and for a period of two years after the termination of this Agreement. The parties agree that, unless required by law, they will not make each other's Confidential Information available in any form to any third party, including customers or customer prospects, or use each other's Confidential Information for any purpose other than the implementation of this Agreement. Each party agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents in violation of the terms of this Agreement. Nothing in this Agreement shall be construed as permitting Customer the right to use the Nuance name in conjunction with any product or service offered by Customer.

        Subject to Customer's obligations with respect to confidentiality, privacy and other limitations imposed on such disclosures by applicable law, Customer agrees to provide Nuance with full access to all audio input to the Programs resulting from Customer's end user calls (the "In-Service Data") solely for Nuance's purposes of training, refining, supplementing, or testing its speech recognition software, models, and algorithms. Such In-Service Data shall be protected as Customer's Confidential Information.

8.2 EXPORT. Customer agrees to comply fully with all relevant export laws and regulations of the United States ("Export Laws") to assure that neither the Programs nor any direct product thereof are (a) exported, directly or indirectly, in violation of Export Laws; or (b) intended to be used for any purposes prohibited by the Export Laws, including, without limitation, nuclear, chemical, or biological weapons proliferation.

8.3 NOTICE. All notices under this Agreement, including notices of address change, shall be in writing and shall be deemed to have been given when sent by registered mail, return receipt requested, to the first address listed in the relevant Order Form (if to Customer) or to the Nuance address on the Order Form (if to Nuance).

8.4 LEGAL EXPENSES. In the event legal action is taken by either party to enforce this Agreement or any Order Form, all costs and expenses, including reasonable attorney's fees incurred by the prevailing party, shall be paid by the other party.

8.5 SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, unenforceable, or in conflict with any law of a federal, state, or local government, the validity of the remaining portions or provisions shall remain in full force and effect.

8.6 GOVERNING LAW. This Agreement shall be construed and enforced according to the laws of the State of California.

8.7 RELATIONSHIP OF THE PARTIES. The relationship of the parties is that of independent contractors. No one party is the agent of the other and neither party is authorized to act on behalf of the other party.

8.8 WAIVER. The waiver by either party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach. Except for actions for nonpayment or breach of Nuance's proprietary rights in the Programs, no action, regardless of form, arising out of this Agreement may be brought by either party more than one year after the cause of action has accrued.

8.9 ENTIRE AGREEMENT. This Agreement contains all the agreements, representations, and understandings of the parties hereto and supersedes any previous understandings, commitments, or agreements, oral or written, with respect to the subject matter of this Agreement. It is expressly agreed that all terms of any Customer purchase order or other ordering document shall be superseded by the terms of this Agreement. This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of each party; no other act, usage, or custom shall be deemed to amend or modify this Agreement.


The Effective Date of this Agreement shall be
                                             -----------------------------------

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

NUANCE COMMUNICATIONS                   CUSTOMER

Authorized Signature:                   Authorized Signature:
                     ----------------                        -------------------

Printed Name:                           Printed Name:
             ------------------------                ---------------------------

Title:                                  Title:
      -------------------------------         ----------------------------------

                                 ATTACHMENT A-1

                                   ORDER FORM


This Order is placed by General Magic, a Delaware corporation ("Customer") under the Software License and Support Agreement dated March 3, 1997 ("Agreement"). The Agreement is incorporated by reference as though set forth in full herein.

DATE ORDER PLACED:

SOFTWARE
--------

-------------------------------------------------------------------------------------------------
                                                                                   NET SALE
ITEM         PRODUCT      DESCRIPTION                    QTY      PRICE EACH         PRICE
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------




SERVICES
--------

-------------------------------------------------------------------------------------------------
                                                                                   NET SALE
ITEM         PRODUCT      DESCRIPTION                    QTY      PRICE EACH         PRICE
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------


LOCATION FOR SOFTWARE INSTALLATION
----------------------------------

General Magic, Inc.
420 North Mary Ave.
Sunnyvale, CA 94086

The Effective Date of this Order shall be __________________

            IN WITNESS WHEREOF, the parties have executed this Agreement.


NUANCE COMMUNICATIONS                    CUSTOMER


Authorized Signature:                    Authorized Signature:
                     ------------------                       -----------------

Printed Name:                            Printed Name:
             --------------------------               -------------------------

Title:                                   Title:
      ---------------------------------        --------------------------------

                                 ATTACHMENT A-2

                            TECHNICAL SUPPORT POLICY


TECHNICAL SUPPORT SHALL INCLUDE:

1.      Updates as defined in the Software License and Support Agreement.

2. Basic Support provided from 8:00 a.m. to 5:00 p.m. PST, Monday to Friday, with exception of Nuance holidays. Response will be given within 4 hours of a Basic Support request. Basic support includes telephone and/or on-line support for:

o       Assistance in Program Installation

o       Assistance related to questions on the operational use of Program

o Assistance in identifying and resolving problems related to use of Program

Emergency support will be provided for any Program errors which render a production system inoperable or impair its performance significantly. Response will be given within 2 hours of an Emergency Support request. Nuance will work continuously and apply its best efforts to provide a fix or workaround to remedy the Emergency situation.

Premium Technical Support is available extending hours of coverage to 24 hours a day, seven days a week, with the same response times guaranteed for Basic Support and Emergency Support.

3. License Transfer Support. Customer may transfer Programs from one Recognition System to another subject to a transfer fee. If a Program copy is transferred due to hardware failure or reallocated to another server of equivalent performance in the same operating environment, no transfer fee shall be levied. If a Program copy is transferred for any other reason, the maximum transfer fee shall be [**]% of the original Program copy license fee and shall not exceed that charged by Nuance to other customers for the same transfer. In either case, if the Program copy is transferred to a different model CPU, additional license fees will be levied according to the difference in license fees, if any, between the prior and new CPU. The license fees used to calculate any additional license fees due shall be license fees for model of CPUs in effect at the time of transfer.


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT B

                            Acceptance Requirements

                                                  AGREEMENT NO. 9705NU0060.02-SL

                                 ATTACHMENT A-1

                                   ORDER FORM

This Order is placed by General Magic, a Delaware corporation ("Customer") under the Software License and Support Agreement dated March 3, 1997 ("Agreement"). The Agreement is incorporated by reference as though set forth in full herein.

SOFTWARE

ITEM         PRODUCT        DESCRIPTION                     QTY   PRICE EACH       NET SALE PRICE
----         -------        -----------                     ---   ----------       --------------

1            V6.0 Runtime   Nuance base engine runtime      [**]    $[**]            $[**]
             Server         server license for use with
             License        Intel [**] MHz CPU or
                            equivalent.  One license
                            required per CPU.

                            CA SALES TAX - 8.25%                                      [**]

                            Total Software License Fees                              $[**]







SERVICES

ITEM         PRODUCT        DESCRIPTION                     QTY   PRICE EACH       NET SALE PRICE
----         -------        -----------                     ---   ----------       --------------
1            Technical      1 year of technical support     [**]  $[**]               $[**]
             Support -      including bug fixes, patches,
             Runtime        modifications, and
             Software       enhancements to Nuance V6.0
                            Runtime Server Software.
                            Support provided 8:00 AM to
                            5:00 PM, Monday to Friday,
                            except Nuance holidays.
                            Support for all copies of
                            runtime server software in
                            use must be purchased for
                            Nuance to provide this
                            service.

                            Total Annual Support Fees                                 $[**]


LOCATION FOR SOFTWARE INSTALLATION

General Magic, Inc.
420 North Mary Avenue
Sunnyvale, CA  94086



[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

The Effective Date of this Order shall be May 14, 1997.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

                  Nuance Communications                                Customer


Authorized Signature:  /s/ BRUCE DOUGHERTY             Authorized Signature:  /s/ KEVIN J. SURACE
                     ----------------------------                           ----------------------------

Printed Name:   Bruce Dougherty                        Printed Name:   Kevin J. Surace
             ------------------------------------                   ------------------------------------

Title:  Vice President                                 Title:  V.P.
      -------------------------------------------            -------------------------------------------

Amendment No. 1 to the "Magic Network Prototype Agreement" (Agreement No. 9705NU0060.02-SL)

This Amendment No. 1 ("Amendment") is between Nuance Communications, a California corporation with its principal place of business at 1380 Willow Road, Menlo Park, California, 94025 ("Nuance") and General Magic, Inc., a Delaware corporation with its principal place of business at 420 North Mary Avenue, Sunnyvale, California ("General Magic"). The effective date of this Amendment shall be July 1, 1998.

Nuance and General Magic have entered into an Agreement (the Magic Network Prototype Development Agreement) specifying the terms and conditions applicable to the development and implementation of the "Magic Network." This amendment hereby supersedes and replaces Phase Three (as described in Section 3) and Phase 4 (as described in sections 4.1 through 4.3) and modifies that Agreement as follows:

1. Definitions: The following terms shall have the following meanings for the purposes of this Amendment and the Agreement:

1.1 "Recognition Unit" (RU) shall mean the processing power necessary to perform speech recognition as calculated by The Nuance Dimensioner Tool. Specifically, it is the recognition power required to understand a continuous stream of [**] in real time with a [**] error rate, as represented by a [**] Nuance-supplied benchmark test set.

1.2 "Speech Channel" shall mean a single port that has been enabled for speech recognition.

1.3 "Capacity" shall mean any combination of Recognition Units and Speech Channels, as specifically licensed pursuant to the terms of the Agreement.

1.4 "The Nuance Dimensioner Tool" shall mean the then-current version of the GUI tool used to estimate the number of RUs needed for a particular application. Nuance will make The Nuance Dimensioner Tool available to GMI.

1.5 "The Nuance Dimensioner Tool Benchmark Version" shall mean a copy of The Nuance Dimensioner Tool to be provided upon execution of this Amendment No. 1, which will be used by GMI to validate that required changes to Capacity are the result of changes to the input to The Nuance Dimensioner Tool and not the result of changes to the algorithms that produce the output of The Nuance Dimensioner Tool. The Nuance Dimensioner Tool Benchmark Version will be used in conjunction with The Nuance Dimensioner Tool Test Set.

1.6 "The Nuance Dimensioner Tool Test Set" shall mean an agreed set of GMI inputs, as detailed in Attachment B-1, which will be used by GMI to validate that given the same inputs, future versions of The Nuance Dimensioner Tool will not calculate an increase in the RUs required.

2. RU Provisioning: Initial provisioning (July 1, 1998) is reflected in Attachment A-1 ("Order Form"), and A-2 ("The Nuance Dimensioner Tool Initial Order Assumptions"), and is based upon the call flow, busy hour transactions, call length, speech recognition latency and grammars specified by GMI. The pruning parameter will be assumed to be [**] for the initial provisioning. As usage of GMI's services increases, additional Capacity will be required. The quantity of incremental Capacity to be invoiced to GMI will be determined in the second month of each calendar quarter, commencing Q4 1998. The Nuance Dimensioner Tool will be utilized to determine the Capacity required by the GMI services. Nuance will benchmark the then current GMI grammars with in-service speech data provided by GMI and extract call traffic statistics to use as inputs to The Nuance Dimensioner Tool for this determination. Nuance will invoice GMI for any additional Capacity required for the quarter based on such determination by means of an Order Form (substantially in the form attached hereto as Attachment A-1), in accordance with the pricing set forth on Attachment A-1 hereto.

The Dimensioner will be run with parameters reflecting GMI's actual settings for the following:


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

-       [**]

-       [**]

-       [**]

-       [**]

-       [**]

-       [**]

-       [**]

-       [**]

-       [**]

-       [**]

-       [**]

-       [**]

-       [**]

-       [**]

-       [**]

-       [**]

-       [**]

-       [**]

      The output of The Nuance Dimensioner Tool will specify the Capacity to be licensed to GMI based upon the then current call flow, busy hour transactions, call length, speech recognition latency and grammars specified by GMI (grade of service benchmark shall be [**]% blocking; recognition latency of [**]% seconds or less). Subsequently, if while performing operations in conformance with the above criteria, GMI requires additional RU licenses in order to attain the latency specified by GMI as input to The Nuance Dimensioner Tool, Nuance will provide such additional RU licenses at no charge until the Nuance software performs in accordance with the RU requirements specified by The Nuance Dimensioner Tool.

3. [**] pricing: License pricing is Application-specific and licensed solely for use in the Magic Network personal assistant application which provides call management, electronic message retrieval and access to individual contact or calendar information as core functions as well as access to various other services. If transaction processing services (i.e., airline reservations, bill payment or money transfers, stock or mutual funds trading) become part of the Magic Network personal assistant application, license fees for the incremental Capacity utilized to provide such services will be negotiated.

4. US Equities Stock Grammar: The Nuance US Equities Grammar will be licensed for deployment in all RecServers based on the number of RUs required to meet usage requirements for speech recognition of company names. License fees will be paid on a per RU basis, and are in addition to any other applicable license fees for recognition Capacity. Transcription of utterances will be performed from time to time (not more than once per calendar quarter) to determine the number of utterances in the busy hour that contain a company name. This information will then be used as input to The Nuance Dimensioner Tool to calculate the quantity of RUs used for recognition of company names within the US Equities Grammar with a specified latency. Adjustments to license fees per RU for succeeding quarters will be based upon this quarterly audit of usage. In addition, the RU quantities determined above will be used to calculate the monthly fee for the Stock Grammar Update service. The minimum monthly fee for the Stock Grammar Update service is $[**] per month.

5. Software License Keys: Nuance will provide GMI with software license keys to initially enable [**] Recognition Server/Client Machine pairs with [**] RUs and [**] Speech Channels when ordered by GMI for use in the Magic Network personal assistant application. Nuance will provide all needed software license keys to enable future GMI orders.


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

NUANCE COMMUNICATIONS               GENERAL MAGIC

/s/ BRUCE DOUGHERTY                 /s/ KEVIN J. SURACE
------------------------------      ------------------------------
Signature                           Signature

Bruce Dougherty                     Kevin J. Surace
------------------------------      ------------------------------
Print Name                          Print Name

Vice-President, Sales               V.P. and General Manager, PNSD
------------------------------      ------------------------------
Title                               Title

July 31, 1998                       July 31, 1998
------------------------------      ------------------------------
Date                                Date

                                       Agreement No. 9705NU0060.02-SL __________
                                     Reference P.O. No. ________________________

                                 ATTACHMENT A-1

                                   ORDER FORM

This Order is placed by General Magic, a Delaware corporation ("Customer") under Amendment No. 1 to the "Magic Network Prototype Agreement." The Agreement is incorporated by reference as though set forth in full herein. The effective date of this Order shall be July 1, 1998.

Software

ITEM      PRODUCT         DESCRIPTION                           QTY      PRICE EACH               NET PRICE
--------- --------------- ------------------------------------- -------- -------------           -----------

1         R.U. Software   Nuance Recognition Unit Software      [**]       $      [**]           $     [**]
          License         License - to be deployed initially
                          on [**] Recognition Servers.
                          Calculations per assumptions
                          contained in Attachment A-2.

2         Speech          Nuance Speech Channel Software        [**]       $      [**]           $     [**]
          Channel         License - to be deployed initially
          License         on [**] Client machines.
                          Calculations per assumptions
                          contained in Attachment A-2.

3         Stock Grammar   Nuance Stock Grammar Recognition      [**]       $      [**]           $     [**]
          R.U. License    Unit Software License - U.S.
                          Equities

4         Credit          Credit for Recognition Units          [**]       $      [**]           $     [**]
                          already purchased under prior
                          server-based pricing model - [**]
                          R.U.
                                                                                                 -----------
                          Total Software License Fees                                            $     [**]
                                                                                                 ===========


Services

ITEM      PRODUCT         DESCRIPTION                           QTY      PRICE EACH               NET PRICE
--------- --------------- ------------------------------------- -------- -------------            ----------

1         Software        Annual Software Maintenance for       1          $     [**]             $     [**]
          Maintenance     Tech Support - [**] of Net License
                          Fee $[**]

2         Stock Grammar   Annual Software Maintenance for       1                                 $     [**]
          Update          U.S. Equities Stock Grammar - based
                          on pro-rated RU usage - [**]
                          or $[**] per month min.
                                                                                                  ----------
                          Total Annual Support Fees                                               $     [**]
                                                                                                  ==========

Location for Software Installation      Contact Information
----------------------------------      -------------------
General Magic, Inc.                     Technical Contact Person:  Jim Underwood
420 North Mary Avenue                   Title:  Technical Director
Sunnyvale, CA  94086                    E-mail:  james_underwood@genmagic.com

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

Nuance Communications                  Customer

Authorized Signature:                  Authorized Signate:

/s/ BRUCE DOUGHERTY                    /s/ KEVIN J. SURACE
-------------------                    ---------------------



[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

\





Printed Name: BRUCE DOUGHERTY    Printed Name: KEVIN J. SURACE
              ---------------                  ---------------
Title: Vice-President, Sales     Title: V.P. and General Manager, PNSD
       ----------------------           ------------------------------

                                 Attachment A-2

Nuance Dimensioner Tool Initial Order Assumptions

Actual Grammar Benchmark Results (from supplied audio data):

                                    AVG. #UTT/CALL          LUS PER UTT             AVG. SEC/UTT
------------------------------      --------------          ------------            --------------
[**]                                  [**]                      [**]                    [**]
[**]                                  [**]                      [**]                    [**]
[**]                                  [**]                      [**]                    [**]
[**]                                  [**]                      [**]                    [**]
[**]                                  [**]                      [**]                    [**]
[**]                                  [**]                      [**]                    [**]
[**]                                  [**]                      [**]                    [**]
[**]                                  [**]                      [**]                    [**]
[**]                                  [**]                      [**]                    [**]
[**]                                  [**]                      [**]                    [**]
[**]                                  [**]                      [**]                    [**]
Total                                 [**]


Other:

Busy hour call attempts                                       [**]
Carried calls
Pruning
Call hold time
Grade of Service



Latency, [**] less than

Provisioning Results:

Speech Channels                                               [**]
RUs required


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                 Attachment B-1

The Nuance Dimensioner Tool Test Set

Grammar Parameters:

                         AVG. # UTT/CALL            LUS PER UTT                AVG. SEC/UTT
----------------------  ----------------          ---------------            ----------------
[**]                        [**]                     [**]                       [**]
[**]                        [**]                     [**]                       [**]
[**]                        [**]                     [**]                       [**]
[**]                        [**]                     [**]                       [**]
[**]                        [**]                     [**]                       [**]
[**]                        [**]                     [**]                       [**]
[**]                        [**]                     [**]                       [**]
[**]                        [**]                     [**]                       [**]
[**]                        [**]                     [**]                       [**]
[**]                        [**]                     [**]                       [**]
[**]                        [**]                     [**]                       [**]
Total                       [**]


Other Dimensioner Inputs:
Busy hour call attempts                              [**]
Call hold time
Grade of Service
Latency, [**]% less than
Ports

Provisioning Results:                                [**]
Speech Channels
Rus required


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.